UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): July 31, 2014

NOBLE CORPORATION plc

(Exact name of Registrant as specified in its charter)

England and Wales	001-36211	98-0619597
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

Devonshire House, 1 Mayfair Place London, England	W1J8AJ
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: +44 20 3300 2300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On August 1, 2014, Noble Corporation plc, a public limited company incorporated under the laws of England and Wales (“Noble”), completed the previously announced separation and spin-off of its standard specification offshore drilling business (the “Spin-off”) through a pro rata distribution of all of the ordinary shares of its wholly-owned subsidiary, Paragon Offshore plc, a public limited company incorporated under the laws of England and Wales (“Paragon Offshore”), to the holders of Noble ordinary shares (the “Distribution”).

In connection with the Spin-off, Noble or its subsidiaries entered into several definitive agreements with Paragon Offshore or its subsidiaries that, among other things, set forth the terms and conditions of the Spin-off and provide a framework for Paragon Offshore’s relationship with Noble after the Spin-off, including the following agreements:

•	Master Separation Agreement;

•	Tax Sharing Agreement;

•	Employee Matters Agreement;

•	Transition Services Agreement relating to services Noble and Paragon Offshore will provide to each other on an interim basis; and

•	Transition Services Agreement relating to Noble’s offshore Brazil operations.

Master Separation Agreement

On July 31, 2014, Noble Corporation, a Cayman Islands company and an indirect, wholly-owned subsidiary of Noble (“Noble Cayman”), entered into a Master Separation Agreement with Paragon Offshore, which provides for, among other things, the Distribution and the transfer to Paragon Offshore of assets and the assumption by Paragon Offshore of liabilities relating to Paragon Offshore’s business and the responsibility of Noble for liabilities related to Noble’s, and in certain limited cases, Paragon Offshore’s, business. The Master Separation Agreement identifies which assets and liabilities constitute Paragon Offshore’s business and which assets and liabilities constitute Noble’s business. In general, the assets and liabilities of Paragon Offshore’s business are those related to the standard specification rigs that Paragon Offshore operates.

The Master Separation Agreement provides for cross-indemnities that generally will place the financial responsibility on Paragon Offshore and its subsidiaries for all liabilities associated with Paragon Offshore’s current and historical businesses and operations (other than certain specified excluded liabilities), and generally will place on Noble Cayman and its subsidiaries (other than Paragon Offshore) the financial responsibility for liabilities associated with all of Noble’s other current and historical businesses and operations, in each case regardless of the time those liabilities arise. The Master Separation Agreement also contains indemnification provisions under which Paragon Offshore and Noble Cayman each indemnify the other with respect to breaches of the Master Separation Agreement and certain ancillary agreements.

For liabilities arising from events occurring on or before the Distribution, the Master Separation Agreement contains a general release. Under this provision, Paragon Offshore will release Noble and its subsidiaries, successors and assigns, and Noble will release Paragon Offshore and its subsidiaries, successors and assigns, from any liabilities arising from events between Paragon Offshore or its subsidiaries on the one hand, and Noble or its subsidiaries (other than Paragon Offshore) on the other hand, occurring on or before the Distribution, including in connection with the activities to implement Paragon Offshore’s separation from Noble. The general release does not apply to liabilities allocated between the parties under the Master Separation Agreement, the other separation agreements or to specified ongoing contractual arrangements.

The Master Separation Agreement also contains provisions relating to, among other matters, allocation of out-of-pocket costs and expenses incurred in connection with the separation, confidentiality and the exchange of information, the use and preservation of books and records, the settlement of intercompany balances, guarantees and surety bonds, preservation of legal privileges, insurance coverage for claims occurring prior to the Distribution and the resolution and arbitration of disputes arising under the Master Separation Agreement and other separation agreements.

The foregoing description of the Master Separation Agreement is not complete and is qualified in its entirety by reference to the full text of the Master Separation Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated by reference into this Item 1.01.

Tax Sharing Agreement

On July 31, 2014, Noble entered into a Tax Sharing Agreement with Paragon Offshore, which governs the parties’ respective rights, responsibilities and obligations with respect to tax liabilities and benefits, tax attributes, the preparation and filing of tax returns, the control of audits and other tax proceedings and certain other matters regarding taxes.

Under the Tax Sharing Agreement, Noble generally will be liable for and indemnify Paragon Offshore against all taxes attributable to the high specification drilling business and will be allocated all tax benefits attributable to such business. Paragon Offshore generally will be liable for and indemnify Noble against all taxes attributable to the standard specification drilling business and will be allocated all tax benefits attributable to such business. Generally, Paragon Offshore must reimburse Noble, and Noble must reimburse Paragon Offshore, for the use by one party of tax benefits allocated to the other party, provided, however, that payment for any such tax benefits arising prior to the Distribution and utilized in a tax year beginning before the Distribution generally shall be required only if the creation or use of such tax benefits results from a tax contest resolved after the Distribution.

Noble generally is responsible for preparing and filing all U.S. tax returns that include both taxes or tax benefits allocable to Noble and taxes or tax benefits allocable to Paragon Offshore, and Paragon Offshore generally is responsible for preparing and filing certain non-U.S. tax returns that include taxes or tax benefits allocable to Noble and taxes or tax benefits allocable to Paragon Offshore. Paragon Offshore also generally is responsible for preparing and providing to Noble pro forma portions of such U.S. tax returns that include only taxes and tax benefits allocable to Paragon Offshore. Noble generally is responsible for preparing and filing all tax returns that include only taxes or tax benefits allocable to Noble, and Paragon Offshore generally is responsible for preparing and filing all tax returns that include only taxes or tax benefits allocable to Paragon Offshore. However, Paragon Offshore generally is not permitted to take a position on any such tax return that is inconsistent with Paragon Offshore’s or Noble’s past practice.

The party responsible for preparing and filing a tax return generally also has the authority to control all tax proceedings, including tax audits, involving any taxes or adjustment to taxes reported on such tax return, except that Paragon Offshore is entitled to control tax proceedings relating to tax returns prepared and filed by Noble to the extent that such taxes or adjustments are allocable exclusively to Paragon Offshore and are separable from taxes or adjustments relating to Noble. The Tax Sharing Agreement further provides for cooperation between Paragon Offshore and Noble with respect to tax matters, including the exchange of information and the retention of records that may affect their respective tax liabilities.

Finally, the Tax Sharing Agreement requires that neither Paragon Offshore nor any of its subsidiaries take or fail to take (i) any action that would be inconsistent with or cause to be untrue any material, information, covenant or representation in any representation letters, tax opinions or IRS private letter rulings obtained by Noble and (ii) any action that would be inconsistent with the tax-free treatment of the Spin-off or certain related transactions.

Moreover, in the event that the Spin-off or certain related transactions were to fail to qualify for tax-free treatment, Noble generally would be responsible for all of the taxes resulting from such failure. However, Paragon Offshore generally would be responsible for all of the taxes resulting from such failure if the Spin-off or certain related transactions were to fail to qualify for tax-free treatment because of certain actions or failures to act by Paragon Offshore or any of its subsidiaries that occur after the effective date of the Tax Sharing Agreement.

The foregoing description of the Tax Sharing Agreement is not complete and is qualified in its entirety by reference to the full text of the Tax Sharing Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference into this Item 1.01.

Employee Matters Agreement

On July 31, 2014, Noble Cayman entered into an Employee Matters Agreement with Paragon Offshore to allocate liabilities and responsibilities relating to Paragon Offshore’s employees and their participation in certain compensation and benefit plans maintained by Noble or a subsidiary of Noble. The Employee Matters Agreement provides that, following the Distribution, most of Paragon Offshore’s employee benefits are provided under compensation and benefit plans adopted or assumed by Paragon Offshore. In general, Paragon Offshore’s plans are substantially similar to the plans of Noble or its subsidiaries that covered Paragon Offshore’s employees prior to the completion of the Distribution. With some exceptions, Paragon Offshore will indemnify Noble and its subsidiaries for benefit plan and employment liabilities that are the subject of the Employee Matters Agreement and that arise from any acts or omissions of Paragon Offshore’s or its subsidiaries’ employees or agents or breach of the Employee Matters Agreement. Noble Cayman will indemnify Paragon Offshore for similar acts, omissions breaches of Noble or its subsidiaries and their respective employees or agents, as well as, for liabilities arising out of certain defects that potentially could be discovered in the future relating to the design of its compensation and benefit plans that Paragon Offshore assumed or were used as a template for the plans Paragon Offshore adopted. The Employee Matters Agreement also addresses the treatment of outstanding Noble equity awards held by transferring employees, including the grant of Paragon Offshore equity awards or other rights with respect to Noble equity awards held by transferring employees that are cancelled in connection with the Spin-off.

The foregoing description of the Employee Matters Agreement is not complete and is qualified in its entirety by reference to the full text of the Employee Matters Agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated by reference into this Item 1.01.

Transition Services Agreement

On July 31, 2014, Noble Cayman entered into a Transition Services Agreement with Paragon Offshore pursuant to which Noble Cayman and its subsidiaries will provide, on a transitional basis, certain administrative and other assistance, generally consistent with the services provided before the separation, and Paragon Offshore and its subsidiaries will provide certain transition services to Noble and its subsidiaries. The charges for the transition services are generally intended to allow the party providing the services to fully recover the costs directly associated with providing the services, plus all out-of-pocket costs and expenses, generally without profit. The charges for each of the transition services generally will be based on either a pre-determined flat fee or an allocation of the costs incurred, including certain fees and expenses of third-party service providers.

The services provided under the Transition Services Agreement will terminate at various times specified in the agreement (generally ranging from December 31, 2014 to December 31, 2015). Paragon Offshore may terminate certain specified services by giving prior written notice to the provider of such services and paying any applicable termination charge.

Subject to certain exceptions, the liabilities of either party under the Transition Services Agreement are generally limited to the aggregate charges (excluding any third-party costs and expenses included in such charges) actually paid to it pursuant to the Transition Services Agreement. The Transition Services Agreement also provides that the parties will not be liable to each other for any special, indirect, incidental or consequential damages.

The foregoing description of the Transition Services Agreement is not complete and is qualified in its entirety by reference to the full text of the Transition Services Agreement, which is filed as Exhibit 10.3 to this Current Report on Form 8-K and incorporated by reference into this Item 1.01.

Transition Services Agreement (Brazil)

On July 31, 2014, Noble Cayman and certain other subsidiaries of Noble and Paragon Offshore and certain of its subsidiaries entered into a Transition Services Agreement (and a related rig charter) pursuant to which Paragon Offshore and its subsidiaries will provide certain transition services to Noble and its subsidiaries in connection with Noble’s offshore Brazil operations. Paragon Offshore and its subsidiaries will provide both rig-based and shore-based support services in respect of Noble’s remaining business through the term of the existing rig contracts. Noble Cayman will compensate Paragon Offshore and its subsidiaries on a cost-plus basis for providing such services and will also indemnify Paragon Offshore and its subsidiaries for all liabilities arising out of the services agreement.

The foregoing description of the Transition Services Agreement is not complete and is qualified in its entirety by reference to the full text of the Transition Services Agreement, which is filed as Exhibit 10.4 to this Current Report on Form 8-K and incorporated by reference into this Item 1.01.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On August 1, 2014, in connection with the Spin-off, Noble shareholders received 100% of the outstanding ordinary shares (or 84,753,393 ordinary shares) of Paragon Offshore. Paragon Offshore is now an independent public company and its ordinary shares trade on the New York Stock Exchange under the symbol “PGN.” In the Distribution, Noble shareholders received one ordinary share of Paragon Offshore for every three ordinary shares of Noble held at 5:00 p.m., New York City time, on July 23, 2014, the record date for the Distribution. The description of the Spin-off included under Item 1.01 and the Master Separation Agreement filed as Exhibit 2.1 to this Current Report on Form 8-K are incorporated by reference into this Item 2.01.

Item 8.01	Other Events.

On August 4, 2014, Noble issued a press release announcing completion of the Spin-off. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 8.01.

Item 9.01	Financial Statements and Exhibits.

(b)	Pro Forma Financial Information

The unaudited pro forma combined balance sheet of Noble as of March 31, 2014 and the unaudited pro forma combined statements of income of Noble for the three months ended March 31, 2014 and March 31, 2013 and for the years ended December 31, 2013, 2012 and 2011 are filed as Exhibit 99.2 to this Current Report on Form 8-K and are incorporated by reference into this Item 9.01.

(d)	Exhibits

EXHIBIT NUMBER		DESCRIPTION

2.1	—	Master Separation Agreement, dated as of July 31, 2014, between Noble Corporation and Paragon Offshore plc.

10.1	—	Tax Sharing Agreement, dated as of July 31, 2014, between Noble Corporation plc and Paragon Offshore plc.

10.2	—	Employee Matters Agreement, dated as of July 31, 2014, between Noble Corporation and Paragon Offshore plc.

10.3	—	Transition Services Agreement, dated as of July 31, 2014, between Noble Corporation and Paragon Offshore plc.

10.4	—	Transition Services Agreement (Brazil), dated as of July 31, 2014, among Paragon Offshore do Brasil Limitada, Paragon Offshore (Nederland) B.V., Paragon Offshore plc, Noble Corporation, Noble Dave Beard Limited and Noble Drilling (Nederland) II B.V.

99.1	—	Press Release issued by Noble Corporation plc dated August 4, 2014.

99.2	—	Unaudited Pro Forma Combined Financial Statements of Noble Corporation plc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Noble Corporation plc, a public limited company incorporated under the laws of England and Wales

Date: August 4, 2014

	By:	/s/ James A. MacLennan
	Name:	James A. MacLennan
	Title:	Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT NUMBER		DESCRIPTION

2.1	—	Master Separation Agreement, dated as of July 31, 2014, between Noble Corporation and Paragon Offshore plc.

10.1	—	Tax Sharing Agreement, dated as of July 31, 2014, between Noble Corporation plc and Paragon Offshore plc.

10.2	—	Employee Matters Agreement, dated as of July 31, 2014, between Noble Corporation and Paragon Offshore plc.

10.3	—	Transition Services Agreement, dated as of July 31, 2014, between Noble Corporation and Paragon Offshore plc.

10.4	—	Transition Services Agreement (Brazil), dated as of July 31, 2014, among Paragon Offshore do Brasil Limitada, Paragon Offshore (Nederland) B.V., Paragon Offshore plc, Noble Corporation, Noble Dave Beard Limited and Noble Drilling (Nederland) II B.V.

99.1	—	Press Release issued by Noble Corporation plc dated August 4, 2014.

99.2	—	Unaudited Pro Forma Combined Financial Statements of Noble Corporation plc.